--------------------------------------------------------------------------------
LIBERTY STRATEGIC INCOME FUND       Semiannual Report
--------------------------------------------------------------------------------

June 30, 2000

[COVER PHOTO]

President's Message

Dear Shareholder:

You may have noticed that your Fund has a new name. Beginning July 14, the names of our funds changed to include Liberty. Rest assured, the investment objectives and strategies employed by the Fund's managers are not affected by this name change. We believe the new name better reflects that your Fund is part of the Liberty Funds, a diverse family of funds representing a wide selection of investment styles and specialized money management. The goal of all Liberty funds is to help you reach financial freedom -- however you define it.

The first six months of 2000 proved to be a volatile time for bond markets, with ongoing inflation worries and rising interest rates creating a generally unfavorable environment. The U.S. economy continued to grow at a rapid pace, which prompted the Federal Reserve Board (the Fed) to boost short-term interest rates in an effort to keep the threat of inflation under control. This trend of higher interest rates hurt the value of bonds.

High-yield bonds went through a particularly difficult period, as investors seemed to shift their interest away from bonds with lower credit quality. By contrast, bonds from some emerging market countries enjoyed solid performance, and many of the economies represented in the Fund continued to grow. Long-term U.S. Treasury bonds also posted solid returns as investors gained confidence in the Fed's efforts to reduce the threat of higher inflation in our growing economy and budget surpluses allowed the government to buy back outstanding debt reducing the supply.

For the six-month period ended June 30, 2000, the Liberty Strategic Income Fund returned (0.17)% for Class A shares, without a sales charge. By comparison, its peer group average as measured by Lipper was 0.42%.1 The Fund employs a diversified strategy, spreading its assets among bonds from three distinct sectors: U.S. government bonds, high-yield corporate bonds and foreign bonds. It is an approach that has worked well for shareholders over the long run, as the Fund continues to generate above-average returns for the trailing three-year and five-year periods.

The following report will provide you with more specific information about the factors that affected the Fund's performance over the past six months, and the outlook for the remainder of the fiscal year. We appreciate that you've chosen Liberty Strategic Income Fund, and we look forward to continuing to help you meet your investment needs.

Sincerely,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
August 10, 2000

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for Lipper High Current Yield Funds Category was 0.42% for the 6 months ended June 30, 2000. The Fund's Class A shares were ranked in the 3rd quartile for one year, (84 out of 122), in the 2nd quartile for three years (25 out of 80), in the 2nd quartile for five years (21 out of 54), and in the 3rd quartile for ten years (6 out of 10). Past performance cannot predict future results.

Because economic and market conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

---------------------------
Not FDIC  May Lose Value
Insured   No Bank Guarantee
---------------------------

--------------------------------------------------------------------------------
Highlights
--------------------------------------------------------------------------------

o     Economic strength has a mixed effect

      Increased confidence that the U.S. economic growth would slow allowed yields on 30-year Treasury bonds to drop. It signaled investor approval of the Fed's aggressive efforts to keep inflation in check by raising short-term interest rates. In addition, the U.S. Treasury used current surpluses to buy back long-term debt securities. While this helped lower interest rates on long-term government bonds, corporate bonds, particularly in the high-yield sector, lagged during the period. Overseas, developed markets were penalized by the strength of the U.S. dollar, while a number of emerging bond markets showed continued strength relative to most fixed-income asset classes.

o     High-yield becomes a bigger focus

      Although the Fund made no major changes in its allocation between different sectors of the market, some assets were shifted back into high-yield bonds. After enduring a difficult first half of the year, this market looks particularly attractive. Currently, the spread between yields on high-yield bonds and those of U.S. Treasury bonds is the widest we've seen since the early 1990s. We believe the high-yield market should experience some recovery in the coming months.

o     Keeping an eye out for a soft landing

      In general, capital has been flowing out of the bond market and into equities. However, there are signs that the Fed's effort to slow the pace of economic growth has been a success. If the economy does taper off, but a recession is avoided and inflation remains under control, bond markets should respond favorably, and investors are likely to begin recognizing attractive values in many segments of that market.

Net asset value per share
as of 6/30/00

Class A                $6.32
--------------------------------
Class B                $6.32
--------------------------------
Class C                $6.32
--------------------------------
Class J                $6.32
--------------------------------
Class Z                $6.32
--------------------------------

Distributions declared
per share from 1/1/00-6/30/00

Class A                $0.288
--------------------------------
Class B                $0.264
--------------------------------
Class C                $0.269
--------------------------------
Class J                $0.277
--------------------------------
Class Z                $0.296
--------------------------------

SEC yields on 6/30/00(1)

Class A                8.95%
--------------------------------
Class B                8.63%
--------------------------------
Class C                8.78%
--------------------------------
Class J                8.77%
--------------------------------
Class Z                9.65%
--------------------------------

(1) The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield for Class C shares would have been 8.62%.

--------------------------------------------------------------------------------
Portfolio Manager's Report
--------------------------------------------------------------------------------

Top sovereign credit exposure
as of 6/30/00

United States            27.6%
--------------------------------
Brazil                    3.2%
--------------------------------
Mexico                    2.9%
--------------------------------
Norway                    2.4%
--------------------------------
Greece                    2.3%
--------------------------------

Portfolio structure
as of 6/30/00 vs. 12/31/99

[The table below was depicted as a bar chart in the printed material.]

                           Fund as of 6/30/00          Fund as of 12/31/99
                           ------------------          -------------------

Corporate Bonds                  42.0%                        41.0%

Foreign Gov't. Bonds             25.2%                        27.7%

U.S. Gov't. Bonds/Notes          24.0%                        22.5%

U.S. Agencies                     3.6%                         3.3%

Stocks                            3.0%                         2.8%

Other                             1.0%                         1.7%

Cash Equivalents                  1.2%                         1.0%

Portfolio credit exposure and structure are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these breakdowns and structure in the future.

Diversification helps smooth a bumpy road

For the six-month period ended June 30, 2000, the Fund's Class A shares had a total return of (0.17)%, not including the sales charge. This return was lower than comparable income funds ranked by Lipper, which earned a return of 0.42% for the same period.

While long-term U.S. Treasury bonds performed well, most other parts of the domestic bond market struggled during the first half of the year. This was particularly true in the high-yield sector, where bond prices suffered as yields went higher. Overseas, developing market bonds were down slightly, but we saw stronger performance from emerging market bonds. By owning a diversified portfolio of bonds across all of these sectors, the Fund was able to weather a difficult period.

High-yield bonds hardest hit

By far, the largest sector represented in the Fund is high-yield bonds. These are bonds that have lower credit quality, but typically pay a yield premium for the risk involved. We take advantage of our extensive internal research team to identify bond issuers that we believe offer the greatest potential for the Fund with reduced risk. Nevertheless, the relative weakness of high-yield bond market worked against the Fund in the first half of 2000. Cash flows into high-yield bonds declined as assets were shifted to equity markets.

By the end of the period, we increased our holdings in this sector. That's because this segment of the market now offers very attractive value to investors. We anticipate that high-yield bonds will begin to enjoy a rebound, and our heavy weighting in these bonds should prove beneficial.

Growing interest in emerging markets

The Fund's exposure to overseas bonds has continued to feature emerging market securities. Part of the reason has been the strength of the dollar compared to many developed markets, which has a negative effect on the Fund's return from investments abroad. This currency risk is not a factor with many emerging market bonds, which are denominated in U.S. dollars. We see the best emerging market opportunities coming out of Latin America. In particular, Mexico and Brazil continue to be attractive markets. The economies of both countries are performing well, and some positive political trends have occurred in both markets.

--------------------------------------------------------------------------------
Portfolio Manager's Report (continued)
--------------------------------------------------------------------------------

Eastern European markets also have some appeal. Russia is recovering from the uncertainty surrounding the devaluation of the ruble. This is due in large part to the recent rise in oil prices and increasing political credibility, both encouraging signs that Russia is righting itself. We also boosted the Fund's exposure to bonds from Poland and Turkey.

Encouraging signs for the rest of 2000

The Fed has continued to increase short-term interest rates in an effort to slow down U.S. economic growth. It appears that this strategy has had an impact. If the economy is able to grow at a slower pace with little threat of higher inflation, we look for better performance from bond markets.

The wider yield spreads on most corporate bonds compared to U.S. Treasury securities seem to offer the greatest opportunity in the current market. Yields on corporate debt, particularly among lower-grade bonds, are extremely attractive in today's environment. High-yield corporate bonds continue to represent the largest holding in the Fund. Still, the Fund will maintain its highly diversified approach in order to take advantage of opportunities wherever they may present themselves.


/s/ Carl C. Ericson

Carl C. Ericson is a senior vice president of Colonial Management Associates, Inc. (Advisor) and director of the Taxable Fixed Income Department. Mr. Ericson has managed the Fund since 1991 and has been employed by the Advisor as a portfolio manager since 1985.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign and domestic, political and economic developments, and changes in currency exchange rates.

HELD
--------------------------------------------------------------------------------

Cable (6.8% of net assets) Even with the boom in the Internet and in satellite dish technology, cable television companies like Adelphia Communications (0.5% of net assets) continue to claim a place of prominence in the media and telecommunications market. Most of these companies boast very stable cash flows, which should assure timely payment of interest and principal, and are backed by a valuable portfolio of assets.

HELD
--------------------------------------------------------------------------------

Nextel (1.9% of net assets) is a major player in the wireless communications industry. The company has an established business with real assets and real profits. The firm is executing its business plan effectively and seems positioned to perform well through nearly every portion of the economic cycle.

SOLD
--------------------------------------------------------------------------------

Greek government bonds (2.3% of net assets) Greece will soon become part of the European Monetary Union (EMU), and its bonds should begin to perform more in line with those of other developed nations in Europe. That results in less return potential for the Fund. As a result we reduced our position.

--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------

Average Annual Total Returns as of 6/30/00

Share Class                 A                       B                      C                        J                 Z
Inception Date           4/21/77                 5/15/92                 7/1/97                  11/1/98           1/29/99
--------------------------------------------------------------------------------------------------------------------------
                   Without       With      Without       With      Without       With      Without       With      Without
                    Sales       Sales       Sales       Sales       Sales       Sales       Sales       Sales       Sales
                    Charge      Charge      Charge      Charge      Charge      Charge      Charge      Charge      Charge
--------------------------------------------------------------------------------------------------------------------------
Six-month           (0.17)%     (4.91)%     (0.54)%     (5.32)%     (0.47)%     (1.42)%     (0.34)%     (3.33)%     (0.04)%
(cumulative)
--------------------------------------------------------------------------------------------------------------------------
1 year               1.16       (3.65)       0.40       (4.23)       0.56       (0.37)       0.81       (2.21)       1.41
--------------------------------------------------------------------------------------------------------------------------
5 years              6.58        5.55        5.79        5.50        6.20        6.20        6.46        5.81        6.66
--------------------------------------------------------------------------------------------------------------------------
10 years             8.26        7.73        7.61        7.61        8.07        8.07        8.20        7.87        8.30
--------------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year
- 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes B, C, J, and Z share (newer classes) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B, Class C, and Class J shares would have been lower, and Class Z shares would have been higher.

--------------------------------------------------------------------------------
Investment Portfolio
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
(In thousands)

Bonds & Notes - 94.7%                                        PAR          VALUE
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 42.1%
--------------------------------------------------------------------------------
CONSTRUCTION - 0.4%
Building Construction
Atrium Companies, Inc.,
   10.500% 05/01/09                                        $ 1,900       $ 1,615
Morrison Knudsen Corp.,
   11.000% 07/01/10                                          5,550         5,522
                                                                         -------
                                                                           7,137
                                                                         -------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.6%
Depository Institutions - 0.2%
Sovereign Bancorp, Inc.,
   10.500% 11/15/06                                          3,350         3,322
                                                                         -------
Financial Services - 0.4%
PDVSA Finance Ltd.,
   Series 1999-I,
   9.750% 02/15/10                                           4,557         4,441
U.S. Timberlands,
   9.625% 11/15/07                                           4,000         3,580
                                                                         -------
                                                                           8,021
                                                                         -------
--------------------------------------------------------------------------------
MANUFACTURING - 14.2%
Chemicals & Allied Products - 2.5%
Agricultural Minerals Co., L.P.,
   10.750% 09/30/03                                          8,450         5,492
Allied Waste North America, Inc.,
   10.000% 08/01/09                                         11,250         9,393
Bio-Rad Labs,
   11.625% 02/15/07                                          2,200         2,266
Huntsman ICI Holdings L.L.C.,
   (b) 12/31/09                                             18,010         5,763
Hydrochem Industrial Services,
   10.375% 08/01/07                                          5,120         3,916
LaRoche Industries, Inc.,
   9.500% 09/15/07 (c)                                       5,250           997
Lyondell Chemical Co.,
   10.875% 05/01/09                                          4,500         4,455
PCI Chemicals Canada, Inc.,
   9.250% 10/15/07                                           5,000         3,150
Sterling Chemicals, Inc.:
   11.750% 08/15/06                                          5,000         4,100
   11.250% 04/01/07                                          7,150         5,720
Terra Industries, Inc.,
   10.500% 06/15/05                                          1,250           800
Texas Petrochemical Corp.,
   11.125% 07/01/06                                          3,425         2,911
Trans Resources, Inc.,
   10.750% 03/15/08                                          3,035           607
                                                                         -------
                                                                          49,570
                                                                         -------
Electronic & Electrical Equipment - 0.7%
Amphenol Corp.,
   9.875% 05/15/07                                             450           454
Condor Systems, Inc.,
   11.875% 05/01/09 (a)                                      4,000         1,940
Flextronics International Ltd.,
   9.875% 07/01/10                                           3,670         3,715
Gentek, Inc.,
   11.000% 08/01/09                                          2,750         2,791
TransDigm, Inc.,
   10.375% 12/01/08                                          6,500         5,525
                                                                         -------
                                                                          14,425
                                                                         -------
Fabricated Metal - 0.7%
Earle M. Jorgensen Co.,
   9.500% 04/01/05                                           1,250         1,125
Euramax International, PLC,
   11.250% 10/01/06 (d)                                      8,450         8,027
US Can Corp.,
   10.125% 10/15/06                                          4,150         4,269
                                                                         -------
                                                                          13,421
                                                                         -------
Food & Kindred Products - 0.6%
Chattem, Inc.,
   8.875% 04/01/08                                           5,250         4,200
New World Pasta Co.,
   9.250% 02/15/09                                           2,000         1,160
Premier International Foods, PLC,
   12.000% 09/01/09 (a)                                      6,750         6,007
                                                                         -------
                                                                          11,367
                                                                         -------
Furniture & Fixtures - 0.1%
Juno Lighting, Inc.,
   11.875% 07/01/09                                          3,000         2,490
                                                                         -------
Machinery & Computer Equipment - 0.7%
Globix Corp.,
   12.500% 02/01/10                                          2,500         2,062
IMO Industries, Inc.,
   11.750% 05/01/06                                          5,680         5,680
Numatics, Inc.,
   9.625% 04/01/08                                           3,000         2,310
Tritel PCS, Inc.,
   stepped coupon, (12.750% 05/11/04)
   (b) 05/15/09                                              5,500         3,630
                                                                         -------
                                                                          13,682
                                                                         -------
Measuring & Analyzing Instruments - 0.1%
Envirosource, Inc.,
   9.750% 06/15/03                                           3,850         1,733
                                                                         -------
Miscellaneous Manufacturing - 2.5%
Amscan Holdings, Inc.,
   9.875% 12/15/07                                           2,750         2,255
Associated Materials, Inc.,
   9.250% 03/01/08                                           1,000           940
Blount, Inc.,
   13.000% 08/01/09                                          6,700         6,834
Delco Remy International, Inc.,
   10.625% 08/01/06                                          1,800         1,800
Eagle-Picher Industries, Inc.,
   9.375% 03/01/08                                           2,485         2,099
ISG Resources, Inc.,
   10.000% 04/15/08                                          1,250         1,140
Koppers Industries, Inc.,
   9.875% 12/01/07                                           7,525         6,998
Moll Industries, Inc.,
   10.500% 07/01/08                                          4,850         1,213

See notes to investment portfolio.

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
(In thousands)

Bonds & Notes (continued)                                    PAR          VALUE
--------------------------------------------------------------------------------
Newcor, Inc.,
   9.875% 03/01/08                                         $ 5,000       $ 1,500
Owens-Illinois, Inc.:
   7.350% 05/15/08                                           4,300         3,790
   7.500% 05/15/10                                           3,700         3,227
Pentacon, Inc.,
   12.250% 04/01/09                                          4,000         2,200
Station Casinos,
   9.875% 07/01/10                                           1,250         1,256
Special Devices, Inc.,
   11.375% 12/15/08                                          2,000           700
Tekni-Plex, Inc.,
   12.750% 06/15/10                                          3,450         3,441
Terex Corp.,
   8.875% 04/01/08                                           3,780         3,402
Thermadyne Holdings Corp.,
   9.875% 06/01/08                                           4,280         3,381
United Industries, Corp.,
   9.875% 04/01/09                                           1,700         1,020
Werner Holding Co.,
   10.000% 11/15/07                                          1,750         1,684
                                                                         -------
                                                                          48,880
                                                                         -------
Paper Products - 2.2%
Container Corp. of America,
   Series A,
   11.250% 05/01/04                                          7,500         7,613
Gaylord Container Corp.,
   9.750% 06/15/07                                           4,515         3,567
Repap New Brunswick, Inc.:
   9.000% 06/01/04                                           4,000         3,840
   10.625% 04/15/05                                          8,000         7,200
Riverwood International Corp.:
   10.625% 08/01/07                                          6,000         5,820
   10.875% 04/01/08                                          7,500         6,600
Stone Container Corp.:
   10.750% 10/01/02                                          6,750         6,851
   12.250% 04/01/02                                          1,000         1,013
                                                                         -------
                                                                          42,504
                                                                         -------
Petroleum Refining - 0.2%
Benton Oil & Gas Co.:
   9.375% 11/01/07                                           5,045         3,153
   11.625% 05/01/03                                          1,405         1,019
                                                                         -------
                                                                           4,172
                                                                         -------
Primary Metal - 1.8%
Bayou Steel Corp.,
   9.500% 05/15/08                                           5,000         4,275
Ivaco, Inc.,
   11.500% 09/15/05                                          1,500         1,590
Kaiser Aluminum & Chemical Corp.:
   12.750% 02/01/03                                          2,000         1,800
   10.875% 10/15/06                                          6,400         6,128
Keystone Consolidated Industries, Inc.,
   9.625% 08/01/07                                           7,250         5,655
Renco Metals, Inc.,
   11.500% 07/01/03                                          6,000         2,280
WCI Steel, Inc.,
   10.000% 12/01/04                                          7,900         7,505
Wheeling-Pittsburgh Corp.,
   9.250% 11/15/07                                           8,500         5,695
                                                                         -------
                                                                          34,928
                                                                         -------
Printing & Publishing - 0.4%
American Lawyer Media, Inc.:
   9.750% 12/15/07                                           4,275         3,880
   stepped coupon, (12.250% 12/15/02)
   (b) 12/15/08                                              2,700         1,721
Cable Satisfaction International, Inc.,
   12.750% 03/01/10                                          2,500         2,475
                                                                         -------
                                                                           8,076
                                                                         -------
Rubber & Plastic - 0.6%
Burke Industries, Inc.,
   10.000% 08/15/07                                            775           310
Metromedia Fiber Network, Inc.:
   10.000% 12/15/09                                          6,000         5,880
   10.000% 12/15/09                                  US      4,000         3,743
Portola Packaging, Inc.,
   10.750% 10/01/05                                          2,000         1,700
                                                                         -------
                                                                          11,633
                                                                         -------
Stone, Clay, Glass & Concrete - 0.1%
Anchor Glass Container Corp.,
   11.250% 04/01/05                                          2,250         1,665
                                                                         -------
Textile Mill Products - 0.2%
Holmes Products Corp.,
   9.875% 11/15/07                                           4,000         2,800
                                                                         -------
Transportation Equipment - 0.8%
Collins & Aikman Products Co.:
   10.000% 01/15/07                                            350           340
   11.500% 04/15/06                                          7,000         6,703
Dura Operating Corp.,
   9.000% 05/01/09                                           4,000         3,480
LDM Technologies, Inc.,
   10.750% 01/15/07                                          6,100         4,789
                                                                         -------
                                                                          15,312
                                                                         -------
--------------------------------------------------------------------------------
MINING & ENERGY - 2.6%
Coal Mining - 0.1%
AEI Resources, Inc.,
   10.500% 12/15/05                                          7,650         1,530
                                                                         -------
Crude Petroleum & Natural Gas - 0.1%
Ferrellgas Finance Corp., L.P.,
   9.375% 06/15/06                                           2,500         2,413
TransAmerica Energy Corp.,
   13.000% 06/15/02 (c)                                      6,250           (e)
                                                                         -------
                                                                           2,413
                                                                         -------
Gold & Silver Mining - 0.1%
Callahan Nrh
14.000% 07/15/10                                             2,710         2,717

See notes to investment portfolio.

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
(In thousands)

                                                             PAR          VALUE
--------------------------------------------------------------------------------
Metal Mining - 0.4%
JL French Automotive Castings, Inc.,
   11.500% 06/01/09                                        $ 4,000       $ 3,640
LTV Corp.,
   11.750% 11/15/09                                          2,000         1,680
Metallurg, Inc.,
   11.000% 12/01/07                                          2,200         1,859
                                                                         -------
                                                                           7,179
                                                                         -------
Oil & Gas Extraction - 1.5%
Gulf Canada Resources Ltd.,
   8.350% 08/01/06                                           2,500         2,470
HS Resources, Inc.,
   9.250% 11/15/06                                           9,850         9,604
Magnum Hunter Resources, Inc.,
   10.000% 06/01/07                                          1,750         1,654
Mariner Energy, Inc.,
   10.500% 08/01/06                                          9,195         8,459
Ocean Energy, Inc.,
   8.875% 07/15/07                                           1,290         1,280
Petsec Energy, Inc.,
   9.500% 06/15/07 (c)                                       4,000         1,560
Transtexas Gas Corp.,
   15.000% 03/15/05                                            765           520
Vintage Petroleum:
   9.000% 12/15/05                                           3,250         3,234
   9.750% 06/30/09                                           1,685         1,706
                                                                         -------
                                                                          30,487
                                                                         -------
Oil & Gas Field Services - 0.4%
Parker Drilling Corp.,
   9.750% 11/15/06                                           3,500         3,378
Pioneer Natural Resources Co.,
   9.625% 04/01/10                                           2,000         2,070
Western Gas Resources, Inc.,
   10.000% 06/15/09                                          2,250         2,284
                                                                         -------
                                                                           7,732
                                                                         -------
--------------------------------------------------------------------------------
RETAIL TRADE - 0.5%
Food Stores
Pathmark Stores, Inc.:
   9.625% 05/01/03 (c)                                      11,350         7,832
   10.750% 11/01/03 (c)                                      5,500           275
Richmont Marketing,
   10.125% 12/15/07                                          2,000         1,000
                                                                         -------
                                                                           9,107
                                                                         -------
Home Furnishings & Equipment - 0.0%
Sealy Mattress Co.,
   9.875% 12/15/07                                           1,000           965
                                                                         -------
--------------------------------------------------------------------------------
SERVICES - 3.7%
Amusement & Recreation - 1.8%
Boyd Gaming Corp.,
   9.500% 07/15/07                                           5,000         4,788
Coast Hotels & Casinos, Inc.,
   9.500% 04/01/09                                           3,000         2,865
Hollywood Casino Corp.,
   11.250% 05/01/07                                          7,500         7,669
Hollywood Casino Shreveport,
   13.000% 08/01/06                                          3,000         3,188
Hollywood Park, Inc.:
   9.250% 02/15/07                                           4,000         3,990
   9.500% 08/01/07                                           1,500         1,493
Horseshoe Gaming, LLC,
   9.375% 06/15/07                                           8,315         8,232
Mohegan Tribal Gaming,
   8.750% 01/01/09                                           3,345         3,178
                                                                         -------
                                                                          35,403
                                                                         -------
Business Services - 0.3%
Unisys Corp.,
   11.750% 10/15/04                                          6,000         6,390
                                                                         -------
Health Services - 0.6%
InSight Health Services Corp.:
   9.625% 06/15/08                                             800           716
Tenet Healthcare Corp.:
   8.125% 12/01/08                                           1,500         1,380
   8.625% 01/15/07                                          10,450        10,006
                                                                         -------
                                                                          12,102
                                                                         -------
Hotels, Camps & Lodging - 0.4%
Eldorado Resorts Corp.,
   10.500% 08/15/06                                          7,850         7,772
                                                                         -------
Other Services - 0.3%
Intertek Finance, PLC,
   10.250% 11/01/06                                          5,850         4,797
Packaging Corp. of America,
   9.625% 04/01/09                                           2,000         1,993
                                                                         -------
                                                                           6,790
                                                                         -------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 20.0%
Air Transportation - 0.4%
U.S. Air, Inc.,
   10.375% 03/01/13                                          9,400         8,554
                                                                         -------
Broadcasting - 1.5%
Allbritton Communications Co.,
   9.750% 11/30/07                                           7,650         7,421
Cumulus Media, Inc.,
   10.375% 07/01/08                                            350           305
Fox Family Worldwide, Inc.,
   9.250% 11/01/07                                           6,150         5,597
LIN Holding Corp.,
   stepped coupon, (10.000% 03/01/03)
   (b) 03/01/08                                              8,000         5,260
LIN Television Corp.,
   8.375% 03/01/08                                           2,250         2,014
Sinclair Broadcast Group, Inc.:
   9.000% 07/15/07                                           4,300         3,838
   10.000% 09/30/05                                          2,850         2,732
Young Broadcasting Corp.,
   10.125% 02/15/05                                          3,000         2,895
                                                                         -------
                                                                          30,062
                                                                         -------

See notes to investment portfolio.

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
(In thousands)

Bonds & Notes (continued)                                  PAR           VALUE
--------------------------------------------------------------------------------
Cable - 5.5%
Adelphia Communications Corp.:
   8.375% 02/01/08                                       $  2,500       $  2,206
   9.875% 03/01/07                                          7,000          6,703
Charter Communications Holding L.L.C.,
   stepped coupon, (9.920% 04/01/04)
   (b) 04/01/11                                            26,775         15,195
Comcast UK Cable Partners Ltd.,
   stepped coupon, (11.200% 11/15/00)
   (b) 11/15/07                                             9,950          9,303
Diamond Cable Communications Corp.,
   stepped coupon, (10.750% 02/15/02)
   (b) 02/15/07                                             8,770          6,687
EchoStar Communication Corp.,
   4.875% 01/01/07 (a)                                      2,000          1,894
EchoStar DBS Corp.:
   9.250% 02/01/06                                         16,000         15,520
   9.375% 02/01/09                                          4,000          3,880
FrontierVision Holdings L.P. :
   stepped coupon, (11.875% 09/15/01)
   (b) 09/15/07                                             6,465          5,608
   (b) 09/15/07                                             1,000            868
International CableTel, Inc.,
   stepped coupon, (12.750% 04/15/00)
   (b) 04/15/05                                             5,500          5,638
NTL, Inc.:
   10.000% 02/15/07                                         1,500          1,425
   11.500% 10/01/08                                         1,750          1,750
   stepped coupon, (9.750% 04/15/04)
   (b) 04/15/09                                            13,550         10,280
Northland Cable Television, Inc.,
   10.250% 11/15/07                                         8,150          6,765
Rogers Cablesystems, Inc.,
   10.000% 03/15/05                                         3,000          3,075
Shop At Home, Inc.,
   11.000% 04/01/05                                         1,250          1,225
Telewest Communication PLC,
   stepped coupon, (11.000% 10/01/00)
   (b) 10/01/07                                            12,000         11,475
                                                                        --------
                                                                         109,497
                                                                        --------
Communications - 2.9%
Call-Net Enterprises, Inc.,
   stepped coupon, (8.940% 08/01/03)
   (b) 05/15/09                                            13,100          4,978
CapRock Communications Corp.,
   11.500% 05/01/09                                         8,500          7,650
Centennial Cellular Corp.,
   10.750% 12/15/08                                         5,125          5,125
Covad Communications Group, Inc.,
   12.500% 02/15/09                                         1,000            870
Diamond Holdings, PLC,
   9.125% 02/01/08                                            750            698
Exodus Communications, Inc.:
   10.750% 12/15/09                                         3,600          3,474
   11.625% 07/15/10                                         4,525          4,548
Focal Communications Corp.,
   stepped coupon, (12.125% 02/15/03)
   (b) 02/15/08                                             2,000          1,340
Grapes Communications NV,
   13.500% 05/15/10                                         3,000          2,664
Grupo Iusacell S.A.,
   14.250% 12/01/06                                         1,000          1,023
Metrocall, Inc.,
   9.750% 11/01/07                                          1,370            904
Orbital Imaging Corp.,
   11.625% 03/01/05                                         4,000          1,830
Orbcomm Global L.P.,
   14.000% 08/15/04                                           750            585
PTC International Finance B.V
   stepped coupon, (10.750% 07/01/02)
   (b) 07/01/07                                             1,700          1,216
Spectrasite Holdings, Inc.:
   (b) 04/15/09                                             4,625          2,683
   10.750% 03/15/10                                         1,250          1,244
Tele1 Europe BV,
   11.875% 12/01/09 (f)                                     2,250          2,084
Time Warner Telecom L.L.C.,
   9.750% 07/15/08                                          4,100          3,977
United Pan-Europe Communications N.V.,
   (b) 02/01/10                                             5,000          2,400
   11.500% 02/01/10                                         4,790          4,263
Verio, Inc.,
   11.250% 12/01/08                                         4,011          4,452
                                                                        --------
                                                                          58,008
                                                                        --------
Electric Services - 0.3%
The AES Corp.,
   9.500% 06/01/09                                          7,050          6,909
                                                                        --------
Motor Freight & Warehousing - 0.2%
MTL, Inc.,
   10.000% 06/15/06                                         6,250          4,688
                                                                        --------
Telecommunication - 9.1%
AirGate PCS, Inc.,
   stepped coupon, (13.500% 10/01/04)
   (b) 10/01/09                                             6,975          4,115
Arch Communication Group, Inc.,
   12.750% 07/01/07                                         3,000          2,400
Arch Escrow Corp.,
   13.750% 04/15/08                                         1,000            820
Carrier1 International S.A.,
   13.250% 02/15/09                                         6,000          5,910
Clearnet Communications, Inc.,
   stepped coupon, (10.125% 12/15/00)
   (b) 12/15/05                                             7,500          7,725
Covad Communications Group, Inc.,
   12.000% 02/15/10                                         1,000            840
Crown Castle International Corp.:
   stepped coupon, (10.375% 05/15/04)
   (b) 05/15/11                                             7,955          4,852
   10.750% 08/01/11                                         1,200          1,218

See notes to investment portfolio.

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
(In thousands)

                                                             PAR          VALUE
--------------------------------------------------------------------------------
Flag Telecom Holdings Ltd.,
   11.625% 03/30/10                                        $  3,000     $  2,750
Flag Telecom Holdings
   11.625% 03/30/10                                           1,250        1,200
Global Crossing Holdngs Ltd.,
   9.125% 11/15/06                                            8,075        7,772
Hyperion Telecommunications, Inc.,
   stepped coupon, (13.000% 04/15/01)
   (b) 04/15/03 (a)                                           4,000        3,720
ICG Services, Inc.,
   stepped coupon, (10.000% 02/15/03)
   (b) 02/15/08                                               4,000        2,204
IPCS Inc.,
   (b) 07/15/10                                               2,500        1,363
IntelCom Group (USA), Inc.,
   stepped coupon, (12.500% 05/01/01)
   (b) 05/01/06                                               2,000        1,659
Jazztel PLC,
   13.250% 12/15/09 (g)                                       2,250        1,998
KMC Telecom Holdings, Inc.:
   13.500% 05/15/09                                           6,000        5,280
   stepped coupon, (12.500% 02/15/03)
   (b) 02/15/08                                               2,000          980
Level 3 Communications, Inc.:
   9.125% 05/01/08                                            3,675        3,298
   11.000% 03/15/08 (a)                                       4,850        4,801
McLeodUSA, Inc.,
   stepped coupon, (10.500% 03/01/02)
   (b) 03/01/07                                              10,400        8,580
Metrocall, Inc.,
   10.375% 10/01/07                                           4,400        3,058
MetroNet Communications Corp.,
   12.000% 08/15/07 (a)                                       1,250        1,415
Microcell Telecommunications, Inc.,
   stepped coupon, (14.000% 12/01/01)
   (b) 06/01/06                                               3,000        2,782
Nextlink Communications, Inc.,
   10.750% 11/15/08                                           7,500        7,406
Nextel Communications, Inc.:
   9.375% 11/15/09                                           14,000       13,440
   stepped coupon, (9.750% 10/31/02)
   (b) 10/31/07                                               6,000        4,470
   stepped coupon, (9.950% 02/15/03)
   (b) 02/15/08                                               5,000        3,662
Nextel International, Inc.,
   stepped coupon, (12.175% 04/15/03)
   (b) 04/15/08                                               3,450        2,248
Nextel Partners, Inc.,
   11.000% 03/15/10 (a)                                       1,500        1,492
Ono Finance PLC:
   13.000% 05/01/09                                           8,000        7,840
   14.000% 07/15/10                                           3,200        3,055
RCN Corp.,
   stepped coupon, (11.250% 10/15/02)
   (b) 10/15/07                                               6,000        3,660
Rhythms NetConnections, Inc.,
   12.750% 04/15/09                                           4,000        2,800
Rogers Cantel, Inc.,
   9.750% 06/01/16                                            1,990        2,109
Sprint Spectrum L.P.,
   stepped coupon, (12.500% 08/15/01)
   (b) 08/15/06                                               5,650        5,396
TeleCorp PCS, Inc.,
   stepped coupon, (11.625% 04/15/09)
   (b) 04/15/09                                              14,250        9,369
US Unwired, Inc.,
   stepped coupon, (00.000% 00/00/00)
   (b) 11/01/09                                               5,000        2,750
UbiquiTel Operating Co.,
   stepped coupon, (00.000% 00/00/00)
   (b) 04/15/10                                               4,300        2,473
Viatel, Inc.,
   11.500% 03/15/09                                           6,000        4,560
Williams Communications Group, Inc.,
   10.875% 10/01/09                                          11,750       11,456
Winstar Communications Unit,
   12.750% 04/15/10                                           1,200        1,158
WinStar Equipment Corp.,
   12.500% 04/15/08 (a)                                       3,900        3,803
Worldwide Fiber, Inc.,
   12.000% 08/01/09                                           4,500        4,275
XM Satellite Radio Holdings, Inc.,
   14.000% 03/15/10 (a)                                       2,000        1,770
                                                                        --------
                                                                         179,932
                                                                        --------
Transportation Services - 0.1%
Moog, Inc.,
   10.000% 05/01/06                                           1,125        1,119
                                                                        --------
Water Transportation - 0.2%
Azurix Corp.,
   10.375% 02/15/07                                           1,500        1,448
Azurix Corp.,
   10.750% 02/15/10 (a)                                       3,350        3,216
                                                                        --------
                                                                           4,664
                                                                        --------
TOTAL CORPORATE FIXED INCOME
BONDS & NOTES
  (Cost of $978,229)                                                     829,158
                                                                        --------
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 27.6%
Federal Home Loan Mortgage Corp.:
   6.468% 2000                                               10,000       10,000
   7.500% 2016                                                   88           86
   8.000% 2016                                                  511          512
   8.500% 2007                                                  519          528
   8.750% 2005-2008                                             167          171
   9.000% 2004-2022                                             531          616
   9.250% 2008-2014                                             444          456
   9.500% 2008-2016                                             455          473
   9.750% 2008-2016                                              54           55
   10.000% 2016-2019                                            593          626
   10.500% 2020                                                 365          392
   10.750% 2010-2013                                            569          616
   11.250% 2010                                                 303          329
                                                                        --------
                                                                          14,860
                                                                        --------

See notes to investment portfolio.

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
(In thousands)

Bonds & Notes (continued)                                   PAR         VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Association:
   6.500% 2050                                           $    8,000   $    7,542
   7.500% 2006                                                  325          326
   8.000% 2008                                                  377          382
   8.250% 2007                                                   75           75
   8.500% 2008-2015                                             925          946
   9.000% 2009-2021                                           1,959        2,017
   9.250% 2016                                                  186          192
   10.000% 2016                                                 714          755
   10.500% 2016                                                 789          847
                                                                      ----------
                                                                          13,082
                                                                      ----------
Government National Mortgage Association:
   7.000% 2030                                                9,000        8,747
   8.500% 2006                                                   30           31
   9.000% 2008-2016                                           6,262        6,515
   9.500% 2009-2017                                           2,713        2,863
   10.000% 2001-2015                                            709          752
   10.500% 2001-2018                                            194          209
   11.000% 2009-2015                                          1,085        1,184
   11.750% 2013                                                  35           38
   12.000% 2014                                                   2            2
                                                                      ----------
                                                                          20,341
                                                                      ----------
Sallie Mae,
   6.248% 2000                                               22,300       22,300
                                                                      ----------
U.S. Treasury Bonds:
   11.625% 11/15/04                                          54,206       65,047
   12.000% 08/15/13 (h)                                     100,248      135,335
                                                                      ----------
                                                                         200,382
                                                                      ----------
U.S. Treasury Notes:
   8.875% 02/15/19                                           46,314       59,608
   10.375% 11/15/12 (h)                                      58,131       71,473
   11.875% 11/15/03                                         120,415      140,096
                                                                      ----------
                                                                         271,177
                                                                      ----------
TOTAL U.S. GOVERNMENT
& AGENCY OBLIGATIONS
  (Cost of $558,172)                                                     542,142
                                                                      ----------

                                            CURRENCY
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 25.2%
Federal Republic of Brazil,
   12.000% 11/17/06                            BC             4,800        4,972
Government of Mexico,
   11.375% 09/15/16 (i)                                      16,632       18,994
Hellenic Republic:
   8.600% 03/26/08                             GD         4,640,000       15,061
   8.800% 06/19/07                             GD         3,660,000       11,898
   8.900% 03/21/04                             GD         6,224,000       19,198
Kingdom of Norway:
   6.750% 01/15/07                             NK           103,400       12,300
   9.500% 10/31/02                             NK           283,270       34,669
Kingdom of Sweden,
   10.250% 05/05/03                            SK           150,000       19,272
Ministry Finance Russia,
   9.000% 03/25/04                             RU             8,880        3,880
Poland Government Bond,
   8.500% 10/12/04                             PZ            93,300       17,067
Republic of Argentina:
   11.250% 04/10/06 (j)                        DM            19,375        9,837
   11.375% 01/30/17 (k)                                      21,910       19,609
Republic of Brazil:
   10.125% 05/15/27 (l)                                      28,935       22,714
   12.750% 01/15/20 (l)                                      18,110       17,318
   14.500% 10/15/09 (l)                                      16,690       17,858
Republic of Bulgaria,
   6.500% 07/28/11 (m)                                       24,900       19,702
Republic of Colombia,
   11.750% 02/25/20 (n)                                      16,015       13,102
Republic of South Africa:
   9.125% 05/19/09 (o)                                        3,000        2,974
   12.000% 02/28/05                            SR            64,800        9,033
   13.000% 08/31/10                            SR            32,600        4,500
Republic of Turkey:
   11.875% 11/05/04 (p)                                      14,730       15,264
   12.375% 06/15/09 (p)                                      16,250       17,233
Republic of Venezuela,
   9.250% 09/15/27 (q)                                       16,560       10,905
Russian Federation,
   11.000% 07/24/18 (r)                                      54,261       40,560
Treasury Corp. of Victoria,
   10.250% 11/15/06                            A$            26,530       18,895
United Kingdom Treasury
   10.000% 09/08/03                            KB            23,995       40,627
United Mexican States:
   8.625% 03/12/08                                           26,548       25,552
   10.375% 01/29/03 (s)                        DM            23,470       12,289
Western Australia Treasury Corp.,
   12.000% 08/01/01                            A$            31,584       19,978
                                                                      ----------

TOTAL FOREIGN GOVERNMENT
& AGENCY OBLIGATIONS
  (Cost of $526,955)                                                     495,263
                                                                      ----------

TOTAL BONDS & NOTES
  (Cost of $2,063,356)                                                 1,866,563
                                                                      ----------

Preferred Stocks - 2.4%                                       SHARES
--------------------------------------------------------------------------------
MANUFACTURING - 0.0%
Fabricated Metal
TransTexas Gas Corp.                                            823           82
                                                                      ----------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 2.4%
Broadcasting - 0.4%
Granite Broadcasting,
   12.75% PIK                                                     3        2,774
PriMedia, Inc.:
   8.625%                                                         8          638
   9.200%                                                        12        1,092
   10.000%                                                       35        3,378
                                                                      ----------
                                                                           7,882
                                                                      ----------

See notes to investment portfolio.

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
(In thousands)

                                                            SHARES     VALUE
-------------------------------------------------------------------------------
Cable - 1.3%
CSC Holdings Ltd.:
   11.250% PIK                                                181    $   19,203
   11.750% PIK                                                 51         5,430
                                                                     ----------
                                                                         24,633
                                                                     ----------
Communications - 0.1%
Dobson Communications, Inc.,
   12.250% PIK                                                  2         1,611
                                                                     ----------
Telecommunication - 0.7%
NEXTLINK Communications, Inc.
   13.500% PIK                                                  3         2,477
Nextel Communications, Inc.:
   11.125% PIK                                                  5         4,634
   13.000% PIK                                                  6         5,982
                                                                     ----------
                                                                         13,093
                                                                     ----------
TOTAL PREFERRED STOCKS
   (Cost of $49,481)                                                     47,301
                                                                     ----------

Common Stocks (t) - 0.3%
-------------------------------------------------------------------------------
CONSTRUCTION - 0.0%
Building Construction
Calton, Inc.                                                   71           320
                                                                     ----------
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.1%
Depository Institutions
California Federal Bancorp, Inc.
   9.125%, Series A                                            59         1,261
                                                                     ----------
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
Fabricated Metal
TransTexas Gas Corp. Class A                                    4            20
                                                                     ----------
Food & Kindred Products - 0.0%
Darling International, Inc.                                    80            90
                                                                     ----------
-------------------------------------------------------------------------------
MINING & ENERGY - 0.0%
Oil & Gas Extraction - 0.0%
Forest Oil Corp.                                               16           262
                                                                     ----------
-------------------------------------------------------------------------------
SERVICES - 0.0%
Business Services
Iron Mountain Inc.                                              1            50
                                                                     ----------
Health Services - 0.0%
Kuala Healthcare Affiliates, Inc.                             177            44
                                                                     ----------
Communications - 0.0%
Tele1 Europe Holding AB ADR                                    28           339
                                                                     ----------
Local & Suburban Transit - 0.0%
Greyhound Lines, Inc.                                           1           (e)
                                                                     ----------
Motor Freight & Warehousing - 0.0%
St. Johnsbury Trucking Co.                                     31           (e)
Sun Carriers, Inc.                                            130             1
                                                                     ----------
                                                                              1
                                                                     ----------
-------------------------------------------------------------------------------
Telecommunication - 0.3%
Nextel Communications, Inc. Class A                            19         1,137
Price Communications Corp.                                    180         4,232
                                                                     ----------
                                                                          5,369
                                                                     ----------
TOTAL COMMON STOCKS
   (Cost of $7,798)                                                       7,756
                                                                     ----------

Warrants (t) - 0.2%
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
Depository Institutions
KMC Telecom Holdings, Inc.,                                     2             5
                                                                     ----------
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
Rubber & Plastic - 0.0%
BPC Holdings Corp. (u)                                          3            60
                                                                     ----------
-------------------------------------------------------------------------------
RETAIL TRADE - 0.1%
Food Stores - 0.1%
Ono Finance PLC (a)                                             8         1,200
                                                                     ----------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITATARY SERVICES - 0.5%
Cable - 0.0%
Cable Satisfaction                                              3             3
Wireless One, Inc. (u)                                         14           (e)
                                                                     ----------
                                                                              3
                                                                     ----------
Communications - 0.0%
Splitrock Services, Inc., (a)                                   2           379
                                                                     ----------
Telecommunication - 0.4%
AirGate PCS, Inc.                                              11           593
Carrier 1 International                                         3           917
Clearnet Communications, Inc.                                  25           693
Hyperion Telecommunications, Inc.                               3           878
MetroNet Communications Corp.                                   1           113
                                                                     ----------
                                                                          3,193
                                                                     ----------
TOTAL WARRANTS
   (Cost of $1,626)                                                       4,840
                                                                     ----------

TOTAL INVESTMENTS
   (Cost of $2,122,261) (v)                                           1,926,460
                                                                     ----------

Short-Term Obligations - 1.2%                             PAR
-------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg
   Ltd., dated 6/30/00, due 7/03/00 at 6.60%,
   collateralized by U.S. Treasury notes with
   various maturities to 2026, market value
   $24,017 (repurchase proceeds $23,536)               $   23,523        23,523
                                                                     ----------

Forward Currency Contracts (w) - (0.0%)                                  (1,491)
-------------------------------------------------------------------------------

Other Assets & Liabilities - 1.0%                                        19,056
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $1,967,548
                                                                     ==========

See notes to investment portfolio.

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------

Notes to Investment Portfolio:
--------------------------------------------------------------------------------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, the value of these securities amounted to $24,944 or 1.3% of net assets.
(b) Zero coupon bond. Shown parenthetically, for stepped coupon bonds, is the interest rate to be paid and the date the Fund will begin accruing this rate.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d)   This is a British security. Par amount is stated in U.S. dollars.
(e)   Rounds to less than one.
(f)   This is a Netherland security. Par amount is stated in Euro dollars.
(g)   This is a British security. Par amount is stated in Euro dollars.
(h) This security, or a portion thereof, with a total market value of $206,809 is being used to collateralize the forward currency contracts shown below.
(i)   This is a Mexican security. Par amount is stated in U.S. dollars.
(j)   This is an Argentinean security. Par amount is stated in German
      Deutschemarks.
(k)   This is an Argentinean security. Par amount is stated in U.S. dollars.
(l)   This is a Brazilian security. Par amount is stated in U.S. dollars.
(m)   This is a Bulgarian security. Par amount is stated in U.S. dollars.
(n)   This is a Columbian security. Par amount is stated in U.S. dollars.
(o)   This is a South African security. Par amount is stated in U.S. dollars.
(p)   This is a Turkish security. Par amount is stated in U.S. dollars.
(q)   This is a Venezuelan security. Par amount is stated in U.S. dollars.
(r)   This is a Russian security. Par amount is stated in U.S. dollars.
(s)   This is a Mexican security. Par amount is stated in German Deutschemarks.
(t)   Non-income producing.
(u) Represents fair value as determined in good faith under the direction of the Trustees.
(v)   Cost for federal income tax purposes is the same.
(w) As of June 30, 2000, the Fund entered into the following forward currency exchange contracts:

                                                                 Net Unrealized
                                                                  Appreciation
 Contracts                In Exchange            Settlement      (Depreciation)
 to Deliver                   For                   Date            (U.S. $)
--------------------------------------------------------------------------------
EU   47,696           US$  10,521  41,108          9/26/00          $(1,727)
KB   32,750           US$  82,356  50,134          8/08/00              404
NK  212,571           US$  32,012  24,468          7/26/00             (307)
SK  153,500           US$  21,401  17,721          9/29/00              139
                                                                    -------
                                                                     (1,491)
                                                                    -------

Summary of Securities

  by Country                Country             Value              % of Total
--------------------------------------------------------------------------------
United States                                $1,419,089               73.7
Brazil                       BZ                  62,862                3.3
Mexico                       Mx                  56,835                3.0
United Kingdom               KB                  50,653                2.6
Norway                       No                  46,969                2.4
Greece                       GD                  46,157                2.4
Russia                       Ru                  44,440                2.3
Australia                    Au                  38,873                2.0
Turkey                       Tu                  32,497                1.7
Argentina                    Ar                  29,446                1.5
Bulgaria                     Bu                  19,702                1.0
Sweden                       Sw                  19,272                1.0
Poland                       Po                  17,067                0.9
South Africa                 SA                  16,507                0.9
Columbia                     Co                  13,102                0.7
Venezuela                    Ve                  10,905                0.6
Netherland                   Ne                   2,084                0.1
                                             ----------              -----
                                             $1,926,460              100.0
                                             ==========              =====

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

                  Acronym                Name
                -----------      --------------------
                    A$            Australian Dollars
                    Eu                   Euro
                    GD              Greek Drachmas
                    KB              British Pounds
                    NK              Norwegian Krone
                    NZ            New Zealand Dollars
                    PIK             Payment-In-Kind
                    SK               Swedish Krona
                    DM           German Deutschemarks
                    BC              Brazilian Reals
                    RU               Russian Ruble
                    PZ               Polish Zloty
                    SR            South African Rand

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)
(In thousands except for per share amounts and footnotes)

Assets
Investments at value (cost $2,122,261)                            $ 1,926,460
Short-term obligations                                                 23,523
                                                                  -----------
                                                                    1,949,983
Receivable for:
   Interest                                        $    45,658
   Investments sold                                     26,389
   Fund shares sold                                     10,159
   Dividends                                               334
   Foreign tax reclaims                                    322
Other                                                      377         83,239
                                                   -----------    -----------
       Total Assets                                                 2,033,222

Liabilities
Payable due to custodian bank                              713
Unrealized depreciation on forward
   currency contracts                                    1,491
Payable for:
   Investments purchased                                54,497
   Fund shares repurchased                               6,221
   Distributions                                            25
Accrued:
   Management fee                                        1,023
   Distribution fee - Class J                               14
   Bookkeeping fee                                          45
   Transfer agent fee                                      311
   Deferred Trustees fees                                   23
Other                                                    1,311
                                                   -----------
   Total Liabilities                                                   65,674
                                                                  -----------
Net Assets                                                        $ 1,967,548
                                                                  -----------
Net asset value & redemption price per share -
   Class A ($587,143/92,902)                                      $      6.32(a)
                                                                  -----------
Maximum offering price per share - Class A
   ($6.32/0.9525)                                                 $      6.64(b)
                                                                  -----------
Net asset value & offering price per share -
   Class B ($795,468/125,887)                                     $      6.32(a)
                                                                  -----------
Net asset value & offering price per share -
   Class C ($47,203/7,470)                                        $      6.32(a)
                                                                  -----------
Maximum offering price per share -
   Class J ($533,045/84,406)                                      $      6.32
                                                                  -----------
Net asset value, redemption &  offering price
   per share - Class Z ($4,689/741)                               $      6.32
                                                                  -----------
Composition of Net Assets
Capital paid in                                                   $ 2,310,492
Undistributed net investment income                                     2,011
Accumulated net realized loss                                        (146,948)
Net unrealized depreciation on:
   Investments                                                       (195,801)
   Foreign currency transactions                                       (2,206)
                                                                  -----------
                                                                  $ 1,967,548
                                                                  -----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)   On sales of $50,000 or more the offering price is reduced.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)
(In thousands)

Investment Income
Interest                                                              $ 103,009
Dividends                                                                 3,033
                                                                      ---------
   Total investment income (net of nonreclaimable                       106,042
     foreign taxes withheld at source which
     amounted to $137)

Expenses
Management fee                                          $   6,475
Service fee - Class A, B, C, J                              2,494
Distribution fee - Class B                                  3,183
Distribution fee - Class C                                    195
Distribution fee - Class J                                    957
Transfer agent fee                                          2,252
Bookkeeping fee                                               305
Trustees fees                                                  46
Custodian fee                                                 129
Audit fee                                                      21
Legal fee                                                       7
Registration fee                                               41
Reports to shareholders                                        26
Other                                                         133
                                                        ---------
Total expenses                                             16,264
Fees waived by the Distributor - Class C                      (39)
                                                        ---------
                                                                         16,225
                                                                      ---------
   Net Investment Income                                                 89,817
                                                                      ---------
Net Realized & Unrealized Loss
on Portfolio Positions
Net realized loss on:
   Investments                                            (40,263)
   Foreign currency transactions                           (3,917)
                                                        ---------
     Net Realized Loss                                                  (36,346)
Net change in unrealized
   appreciation /depreciation during
   the period on:
   Investments                                            (60,500)
   Foreign currency transactions                           (2,034)
                                                        ---------
     Net change unrealized
       appreciation/depreciation                                        (62,534)
                                                                      ---------
     Net Loss                                                           (98,880)
                                                                      ---------
Decrease in Net Assets from Operations                                $  (9,063)
                                                                      =========

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
(In thousands)

                                                    (Unaudited)
                                                    Six months
                                                       ended         Year ended
                                                      June 30,      December 31,
                                                    -----------     ------------
Increase (Decrease) in Net Assets                       2000           1999(a)
-------------------------------------------------------------------------------
Operations:
Net investment income                               $    89,817     $   163,635
Net realized loss                                       (36,346)        (18,013)
Net change in unrealized appreciation/
   depreciation                                         (62,534)       (126,786)
                                                    -----------     -----------
     Net Increase (Decrease) from
       Operations                                        (9,063)         18,836

Distributions:
From net investment income - Class A                    (27,671)        (60,735)
From net investment income - Class B                    (34,545)        (72,238)
From net investment income - Class C                     (2,156)         (4,063)
From net investment income - Class J                    (23,466)        (29,151)
From net investment income - Class Z                       (219)           (311)
                                                    -----------     -----------
                                                        (97,120)       (146,662)
                                                    -----------     -----------
Fund Share Transactions:
Receipts for shares sold - Class A                       20,738          81,985
Value of distributions reinvested - Class A              14,926          33,396
Cost of shares repurchased - Class A                    (89,213)       (181,419)
                                                    -----------     -----------
                                                        (53,549)        (66,038)
                                                    -----------     -----------
Receipts for shares sold - Class B                       47,679         239,747
Value of distributions reinvested - Class B              18,540          38,770
Cost of shares repurchased - Class B                   (145,258)       (216,394)
                                                    -----------     -----------
                                                        (79,039)         62,123
                                                    -----------     -----------
Receipts for shares sold - Class C                        6,799          35,531
Value of distributions reinvested - Class C               1,426           2,870
Cost of shares repurchased - Class C                    (15,810)        (14,349)
                                                    -----------     -----------
                                                         (7,585)         24,052
                                                    -----------     -----------
Receipts for shares sold - Class J                       55,953         590,145
Value of distributions reinvested - Class J                   1               8
Cost of shares repurchased - Class J                    (65,521)        (46,669)
                                                    -----------     -----------
                                                         (9,567)        543,484
                                                    -----------     -----------
Receipts for shares sold - Class Z                          262           6,758
Value of distributions reinvested - Class Z                 218             311
Cost of shares repurchased - Class Z                       (497)         (1,865)
                                                    -----------     -----------
                                                            (17)          5,204
                                                    -----------     -----------
Net Increase (Decrease) from Fund Share
   Transaction                                         (149,757)        568,825
                                                    -----------     -----------
     Total Increase (Decrease)                         (246,877)        421,163
                                                    -----------     -----------

Net Assets
Beginning of period                                   2,214,425       1,793,262
                                                    -----------     -----------
End of period (including undistributed
   net investment income of $2,011 and $251,
   respectively)                                    $ 1,967,548     $ 2,214,425
                                                    ===========     ===========

Number of Fund Shares
Sold - Class A                                            3,221          11,923
Issued for distributions reinvested -
   Class A                                                2,323           4,891
Repurchased - Class A                                   (13,804)        (26,401)
                                                    -----------     -----------
                                                         (8,260)         (9,587)
                                                    -----------     -----------
Sold - Class B                                            7,392          34,776
Issued for distributions reinvested -
   Class B                                                2,885           5,686
Repurchased - Class B                                   (22,493)        (31,737)
                                                    -----------     -----------
                                                        (12,216)          8,725
                                                    -----------     -----------
Sold - Class C                                            1,052           5,149
Issued for distributions reinvested -
   Class C                                                  222             422
Repurchased - Class C                                    (2,452)         (2,116)
                                                    -----------     -----------
                                                         (1,178)          3,455
                                                    -----------     -----------
Sold - Class J                                            8,693          85,835
Issued for distributions reinvested -
   Class J                                                   --               1
Repurchased - Class J                                   (10,182)         (6,858)
                                                    -----------     -----------
                                                         (1,489)         78,978
                                                    -----------     -----------
Sold - Class Z                                               40             977
Issued for distributions reinvested -
   Class Z                                                   34              46
Repurchased - Class Z                                       (77)           (279)
                                                    -----------     -----------
                                                             (3)            744
                                                    -----------     -----------

(a)   Class Z shares were initially offered on January 29, 1999.

See notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

Note 1. Interim Financial Statements

In the opinion of management of Liberty Strategic Income Fund (formerly Colonial Strategic Income Fund) (the Fund), a series of Liberty Funds Trust I, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

Note 2. Accounting Policies

Organization:

The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Class A shares are sold with a front end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:

                                           Converts to
       Original purchase                  Class A shares
       -----------------                  --------------
       Less than $250,000                    8 years
       $250,000 to less than $500,000        4 years
       $500,000 to less than $1,000,000      3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class J shares are subject to an annual distribution fee and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as defined in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights:

All income, expenses (other than the Class A, Class B, Class C and Class J service fees and Class B, Class C and Class J distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B, Class C and Class J per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B, Class C and Class J shares and the distribution fee applicable to Class B, Class C and Class J shares only.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Distributions to shareholders:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions:

Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 3. Fees and Compensation Paid to Affiliates

Management fee:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

          Average Net Assets          Annual Fee Rate
          ------------------          ---------------
          First $1 billion                 0.65%
          Over $1 billion                  0.60%

Bookkeeping fee:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

          Average Net Assets          Annual Fee Rate
          ------------------          ---------------
          First $50 million              No charge
          Next $950 million               0.035%
          Next $1 billion                 0.025%

Transfer agent:

Liberty Funds Services, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses through December 31, 1999.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent continues to receive reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees:

Liberty Funds Distributor Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended June 30, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $25,913 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $17,845, $1,654,076 and $15,117 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares and 0.35% annually of the average net assets attributable to Class J shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fees so that it does not exceed 0.60% annually. The plan also requires the payment of a service fee to the Distributor as follows:

            Value of shares                  Annual
      outstanding on the 20th of              Fee
     each month which were issued             Rate
     ----------------------------            ------
        Prior to January 1, 1993              0.15%
      On or after January 1, 1993             0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Portfolio Information

Investment activity:

For the six months ended June 30, 2000, purchases and sales of investments, other than short-term obligations, were $490,363,509 and $576,602,954, respectively, of which $126,611,108 and $96,644,262, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at June 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

      Gross unrealized appreciation        $  32,160,076
      Gross unrealized depreciation         (227,442,024)
                                           -------------
         Net unrealized depreciation       $(195,281,948)
                                           =============

Capital loss carryforwards:

At December 31, 1999, capital loss carry-forwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

       Year of                             Capital loss
     expiration                            carryforward
     ----------                            ------------
        2000                               $ 23,761,000
        2001                                  3,442,000
        2002                                 42,652,000
        2003                                 18,825,000
        2004                                 21,542,000
                                           ------------
                                           $110,222,000
                                           ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 5. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended June 30, 2000.

Financial Highlights

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        (Unaudited)
                                                               Six months ended June 30, 2000
                                               ---------------------------------------------------------------
                                                Class A      Class B      Class C         Class J      Class Z
--------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period          $  6.620     $  6.620     $  6.620        $  6.620     $  6.620
                                               --------     --------     --------        --------     --------
Income from Investment Operations:
Net investment income (a)                         0.292        0.268        0.273(b)        0.281        0.300
Net realized and unrealized loss                 (0.304)      (0.304)      (0.304)         (0.304)      (0.304)
                                               --------     --------     --------        --------     --------
     Total from Investment Operations            (0.012)      (0.036)      (0.031)         (0.023)      (0.004)
                                               --------     --------     --------        --------     --------
Less Distributions Declared to Shareholders:
From net investment income                       (0.288)      (0.264)      (0.269)         (0.277)      (0.296)
                                               --------     --------     --------        --------     --------
Net Asset Value, End of Period                 $  6.320     $  6.320     $  6.320        $  6.320     $  6.320
                                               ========     ========     ========        ========     ========
Total return (c)(d)                               (0.17)%      (0.54)%      (0.47)%(e)      (0.34)%      (0.04)%
                                               --------     --------     --------        --------     --------
Ratios to Average Net Assets
Expenses (f)(g)                                    1.16%        1.91%        1.76%(b)        1.51%        0.91%
Net investment income (f)(g)                       9.06%        8.31%        8.46%(b)        8.71%        9.31%
Portfolio turnover (d)                               22%          22%          22%             22%          22%
Net assets at end of period (000)              $587,143     $795,468     $ 47,203        $533,045     $  4,689

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.005 per share and 0.15% (annualized).
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g)   Annualized.

                                                                Year ended December 31, 1999
                                               ----------------------------------------------------------------
                                                Class A      Class B      Class C         Class J    Class Z(b)
---------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period          $  7.110     $  7.110     $  7.110        $  7.100     $  7.100
                                               --------     --------     --------        --------     --------
Income from Investment Operations:
Net investment income (a)                         0.563        0.511        0.522(c)        0.539        0.531
Net realized and unrealized loss                 (0.477)      (0.477)      (0.477)         (0.467)      (0.468)
                                               --------     --------     --------        --------     --------
     Total from Investment Operations             0.086        0.034        0.045           0.072        0.063
                                               --------     --------     --------        --------     --------
Less Distributions Declared to Shareholders:
From net investment income (d)                   (0.576)      (0.524)      (0.535)(f)      (0.552)      (0.543)
                                               --------     --------     --------        --------     --------
Net Asset Value, End of Period                 $  6.620     $  6.620     $  6.620        $  6.620     $  6.620
                                               ========     ========     ========        ========     ========
Total return (e)                                   1.28%        0.52%        0.67%(f)        1.07%        1.50%(f)(g)
                                               --------     --------     --------        --------     --------
Ratios to Average Net Assets
Expenses (h)                                       1.19%        1.94%        1.79%(c)        1.54%        0.95%(i)
Net investment income (h)                          8.30%        7.55%        7.70%(c)        7.95%        8.54%(i)
Portfolio turnover                                   44%          44%          44%             44%          44%
Net assets at end of period (000)              $669,795     $914,145     $ 57,246        $568,311     $  4,928

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor for Class C shares which amounted to $0.010 per share and 0.15%.
(d) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(g)   Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i)   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                            Year ended December 31
--------------------------------------------------------------------------------------------------
                                                                     1998
                                               ---------------------------------------------------
                                                Class A      Class B      Class C       Class J(a)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $  7.320     $  7.320     $  7.320        $  7.000
                                               --------     --------     --------        --------
Income from Investment Operations:
Net investment income                             0.561        0.506     0.517 (c)          0.083
Net realized and unrealized gain (loss)          (0.195)      (0.195)      (0.195)          0.109(d)
                                               --------     --------     --------        --------
     Total from Investment Operations             0.366        0.311        0.322           0.192
                                               --------     --------     --------        --------
Less Distributions Declared to Shareholders:
From net investment income (e)                   (0.576)      (0.521)      (0.532)         (0.092)
                                               --------     --------     --------        --------
Net Asset Value, End of Period                 $  7.110     $  7.110     $  7.110        $  7.100
                                               ========     ========     ========        ========
Total return (f)                                   5.17%        4.38%        4.54%(g)        2.74%(h)
                                               --------     --------     --------        --------
Ratios to Average Net Assets
Expenses (i)                                       1.15%        1.90%        1.75%(c)        1.49%(j)
Net investment income (i)                          7.88%        7.13%        7.28%(c)        7.76%(j)
Portfolio turnover                                   64%          64%          64%             64%
Net assets at end of period (000)              $787,461     $919,740     $ 36,918        $ 49,143

                                                     Year ended December 31
----------------------------------------------------------------------------------
                                                              1997
                                               -----------------------------------
                                                Class A      Class B    Class C(b)
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $  7.310     $  7.310     $  7.240
                                               --------     --------     --------
Income from Investment Operations:
Net investment income                             0.578        0.524        0.271
Net realized and unrealized gain (loss)           0.025        0.025        0.092
                                               --------     --------     --------
     Total from Investment Operations             0.603        0.549        0.363
                                               --------     --------     --------
Less Distributions Declared to Shareholders:
From net investment income (e)                   (0.593)      (0.539)      (0.283)
                                               --------     --------     --------
Net Asset Value, End of Period                 $  7.320     $  7.320     $  7.320
                                               ========     ========     ========
Total return (f)                                   8.61%        7.81%        5.06%(h)
                                               --------     --------     --------
Ratios to Average Net Assets
Expenses (i)                                       1.18%        1.93%        1.78%(j)
Net investment income (i)                          7.78%        7.03%        7.13%(j)
Portfolio turnover                                  111%         111%         111%
Net assets at end of period (000)              $808,228     $833,865     $  6,212

(a) Class J shares were initially offered on November 2, 1998. Per share data reflects activity from that date.
(b) Class C shares were initially offered on July 1, 1997. Per share data reflects activity from that date.
(c) Net of fees waived by the Distributor for Class C shares which amounted to $0.011 per share and 0.15%.
(d) The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchase of fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(h)   Not annualized.
(i) The benefits derived from custory credits and directed brokerage arrangements had no impact.
(j)   Annualized.

                                                              Years ended December 31
                                               ---------------------------------------------------
                                                         1996                         1995
                                               -----------------------       ---------------------
                                                Class A        Class B        Class A      Class B
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $  7.220       $  7.220       $  6.530     $  6.530
                                               --------       --------       --------     --------
Income from Investment Operations:
Net investment income                             0.623          0.569          0.621        0.569
Net realized and unrealized gain (loss)           0.081          0.081          0.650        0.650
                                               --------       --------       --------     --------
     Total from Investment Operations             0.704          0.650          1.271        1.219
                                               --------       --------       --------     --------
Less Distributions Declared to Shareholders:
From net investment income                       (0.614)(a)     (0.560)(a)     (0.581)      (0.529)
                                               --------       --------       --------     --------
Net Asset Value, End of Period                 $  7.310       $  7.310       $  7.220     $  7.220
                                               ========       ========       ========     ========
Total return (b)                                  10.24%          9.43%         20.17%       19.29%
                                               --------       --------       --------     --------
Ratios to Average Net Assets
Expenses (c)                                       1.18%          1.93%          1.18%        1.97%
Net investment income (c)                          8.01%          7.26%          8.42%        7.63%
Portfolio turnover                                  110%           110%            83%          83%
Net assets at end of period (000)              $755,352       $783,620       $714,961     $714,049

(a) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custory credits and directed brokerage arrangements had no impact.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees & Transfer Agent

--------------------------------------------------------------------------------

Tom Bleasdale

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer

Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Thomas E. Stitzel

Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Anne-Lee Verville

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------

Important Information About This Report

The Transfer Agent for Liberty Strategic Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Strategic Income Fund

--------------------------------------------------------------------------------
Choose Liberty
--------------------------------------------------------------------------------

Because no single investment manager can be all things to all investors.(SM)

                       L  I  B  E  R  T  Y
                       ---------------------------------
                                           F  U  N  D  S

ALL-STAR Institutional money management approach for individual investors.

COLONIAL        Fixed income and value style equity investing.

CRABBE
HUSON           A contrarian approach to fixed income and equity investing.

NEWPORT         A leader in international investing.(SM)

STEIN ROE
ADVISOR         Innovative solutions for growth and income investing.

[KEYPORT LOGO]  A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY STRATEGIC INCOME FUND           Semiannual Report
--------------------------------------------------------------------------------

[LOGO] L  I  B  E  R  T  Y
       ----------------------
                F  U  N  D  S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)2000
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       www.libertyfunds.com

                                                                   -------------
                                                                     BULK RATE
                                                                   U.S. POSTAGE
                                                                        PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
                                                                   -------------

                                                 716-03/248C-0700 (8/00) 00/1369

--------------------------------------------------------------------------------
Choose Liberty
--------------------------------------------------------------------------------

Because no single investment manager can be all things to all investors.(SM)

                       L  I  B  E  R  T  Y
                       ---------------------------------
                                           F  U  N  D  S

ALL-STAR Institutional money management approach for individual investors.

COLONIAL        Fixed income and value style equity investing.

CRABBE
HUSON           A contrarian approach to fixed income and equity investing.

NEWPORT         A leader in international investing.(SM)

STEIN ROE
ADVISOR         Innovative solutions for growth and income investing.

[KEYPORT LOGO]  A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY STRATEGIC INCOME FUND           Semiannual Report
--------------------------------------------------------------------------------

[LOGO] L  I  B  E  R  T  Y
       ----------------------
                F  U  N  D  S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)2000
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       www.libertyfunds.com

                                                 716-03/248C-0700 (8/00) 00/1369

--------------------------------------------------------------------------------
Choose Liberty
--------------------------------------------------------------------------------

Because no single investment manager can be all things to all investors.(SM)

                       L  I  B  E  R  T  Y
                       ---------------------------------
                                           F  U  N  D  S

ALL-STAR Institutional money management approach for individual investors.

COLONIAL        Fixed income and value style equity investing.

CRABBE
HUSON           A contrarian approach to fixed income and equity investing.

NEWPORT         A leader in international investing.(SM)

STEIN ROE
ADVISOR         Innovative solutions for growth and income investing.

[KEYPORT LOGO]  A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY STRATEGIC INCOME FUND           Semiannual Report
--------------------------------------------------------------------------------

[LOGO] L  I  B  E  R  T  Y
       ----------------------
                F  U  N  D  S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

                                                 716-03/248C-0700 (8/00) 00/1369